UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02240

Stratton Monthly Dividend REIT Shares, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA	19462-1050

(Address of principal executive offices)	(Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Monthly Dividend REIT Shares, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report June 30, 2005

STRATTON

MUTUAL FUNDS

Stability • Strategy • Success

DEAR FELLOW SHAREHOLDER:

OIL AND THE ECONOMY

At the time of this writing, oil has reached $60 a barrel and has shown extraordinary growth in price far beyond most forecaster objectives. These high prices are likely to produce one more broad depressant on economic growth both in the U.S. and worldwide. Increases in the price of oil tend to have a lagged effect for one year on the economy. It has the same economic impact as a tax increase. However, the funds go to the oil producing countries not to the federal government. As a result of the recent increases in oil and steady climb of short-term interest rates we expect the economy to slow real GDP to a 2.5% rate in the third quarter. Obviously, some sectors of the economy will grow at a faster rate and some may actually retrench.

HOUSING

The housing market remains very strong despite the protests of virtually every economic media commentator. There is a bubble in the use of the term “housing bubble” by the financial press. Nationwide housing prices have advanced 6.5% year-over-year. Mortgage rates remain low; if our forecast of Fed policy is correct, rates should not be an inhibiting factor in 2006. Financial regulators have been concerned, and rightly so, about ultra liberal terms on both mortgages and home equity loans. We expect to see a significant tightening to meet regulators’ concerns. This is the proper regulatory action especially at a time when jobs continue to grow and we are not faced with a recession.

DIVIDENDS

A popular use of the excess corporate cash has been to increase dividends paid. Since the dividend tax rate was reduced in 2003 from 38% to 15%, the impact on company behavior has been astounding. In the two years after the tax cut, dividend increases in the S&P 500 have averaged 300 per year. Many of these companies were initiating a cash dividend for the first time. Despite all of this positive news the payout ratio of corporate earnings through dividends is still averaging about 30%. The combination of significant dividend increases and stock buyback growth has served to provide an outlet for the excessive amounts of cash flow that companies are generating today.

INVESTMENT POLICY

The markets have been very confused by the economic cross currents. The general malaise in Iraq has not helped market psychology. Despite record cash flows from the corporations and significant increases in cash dividends and stock buybacks, the overall stock market has made no progress in the last six months. Many investors are holding sizeable cash reserves waiting for the market to go down. We believe that when such attitudes prevail, the market generally does the opposite. We think this is the time to be fully invested in those sectors and individual companies that have shown that they can outperform with earnings in this environment. We also believe that it is vital to purge the portfolio of the weak companies that cannot keep up with global competition. This is what Value investment management is all about.

Sincerely yours,

James W. Stratton

Chairman

August 15, 2005

Unlike a mutual fund, the performance of an index assumes no taxes, transaction  costs,  management  fees  or  other  expenses. Unmanaged indices are not available for direct investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund

In the second quarter, the earnings of our portfolio holdings showed an increase of over 30%. Excluding the extremely strong energy group, the remainder of the portfolio showed a gain of over 20%. This compares to the S&P 500 earnings gain of 15% in the second quarter. This clearly demonstrates the orientation of our holdings to the economic recovery.

Our portfolio is concentrated with 60% of its assets in four sectors: Energy, Capital Goods, Construction, and Insurance. These are the sectors that we expect the strongest earnings from over the coming year.

During the quarter, we eliminated five holdings that under performed in earnings per share growth. In addition, we sold our Overnite Corp. after UPS made a cash tender offer for all of its shares. Since June 30th, our 2nd largest holding PacifiCare Health Systems, Inc. (3.2%) has been the subject of an attractive merger agreement with United Health Group. This will be a merger offering both stock and cash and it should be concluded around year end. The announcement had a positive effect on the valuation of PacifiCare.

The price earnings ratio of our portfolio is a modest 12 times, only 65% of that of the S&P 500. This is evidence of the portfolio’s value focus.

Portfolio holdings are as of 6/30/05, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Growth Fund

	June 30, 2005	March 31, 2005
Total Net Assets	$134,340,064	$135,502,075
Net Asset Value Per Share	$41.57	$41.61
Shares Outstanding	3,231,556	3,256,797

Portfolio Changes For the Quarter Ended June 30, 2005 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Bear Stearns Companies Inc. (0.8%)	Archer-Daniels-Midland Co.
Burlington Northern Santa Fe Corp. (0.4%)	Hooker Furniture Corp.
The St. Paul Travelers Companies, Inc. (2.1%)	MBNA Corp.
Overnite Corp.
Waste Management, Inc.
Xerox Corp.

Industry Categories June 30, 2005 (unaudited)

Energy	19.2%	Technology	5.6%	Chemicals	2.6%
Capital Goods	15.9%	Consumer Services	3.8%	Utilities	2.5%
Construction	11.8%	Consumer Non-Durables	2.8%	Transportation	2.4%
Insurance/Services	11.6%	Consumer Durables	2.7%	Industrial	2.3%
Banking/Financial	6.3%	Business Services	2.6%

Ten Largest Holdings June 30, 2005 (unaudited)

	Market Value	Percent of TNA
Valero Energy Corp.	$4,746,600	3.5%
PacifiCare Health Systems, Inc.	4,287,000	3.2
The Allstate Corp.	4,182,500	3.1
EOG Resources, Inc.	3,976,000	2.9
Occidental Petroleum Corp.	3,846,500	2.9
V.F. Corp.	3,719,300	2.8
The Black & Decker Corp.	3,594,000	2.7
Penn Virginia Corp.	3,573,600	2.7
Centex Corp.	3,533,500	2.6
NCR Corp.	3,512,000	2.6
	$38,971,000	29.0%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares

For the second quarter 2005, Stratton Monthly Dividend REIT Shares rebounded with a total return of +13.00%. Year-to-date through June 30, 2005, the Fund is up +4.54% vs. the Morgan Stanley REIT Index return of +6.35% and the NAREIT Equity Index return of +6.38%. Despite continued rate hikes by the Federal Reserve, REITs continued to lead the broad market – the S&P 500 was down -0.82% through the end of June.

One of the hottest topics discussed of late is the rapid rise in the value of housing. The leap is being made by commentators and investors that the spectacular rise in home prices is fueling the rise in REIT stocks. The assumption is that an overheated condition in housing implies that REITs too must be overvalued, and that both are destined for a fall. While there is no question that REITs have had an incredible run over the past few years, the performance of these stocks over this period has been more a function of the low interest rate environment than of the rise in the value of housing.

Although pockets of overbuilding have developed in certain markets due to the liberal financing environment, REIT managements, for the most part, have used the downturn in the economy to improve their balance sheets, sell off non-core assets, refinance floating rate debt at lower fixed rates, and tighten cost controls. Today, we see companies in several sectors of the REIT market beginning to emerge from trough conditions in terms of earnings growth.

A substantial increase in the level of interest rates would certainly be detrimental to both housing and REIT stock prices. But that is where the connection ends. Because REITs own income producing properties and distribute cash flow in the form of dividends to their shareholders, REIT stocks will trade based on fundamental qualities such as dividend rates, earnings growth rates, and capital appreciation potential.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	June 30, 2005	March 31, 2005
Total Net Assets	$179,710,463	$174,619,175
Net Asset Value Per Share	$36.80	$33.65
Shares Outstanding	4,883,125	5,189,587

Portfolio Changes For the Quarter Ended June 30, 2005 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
None	None

Industry Categories June 30, 2005 (unaudited)

Office	23.8%	Regional Malls	6.5%
Apartments	17.9%	Lodging	5.7%
Health Care	17.5%	Industrial	5.2%
Diversified	8.9%	Net Lease	2.7%
Shopping Centers	7.2%

Ten Largest Holdings June 30, 2005 (unaudited)

	Market Value	Percent of TNA
Glimcher Realty Trust	$5,966,250	3.3%
Heritage Property Investment Trust	5,953,400	3.3
Mid-America Apartment Communities, Inc.	5,904,600	3.3
New Plan Excel Realty Trust	5,705,700	3.2
Pennsylvania Real Estate Investment Trust	5,700,000	3.2
Liberty Property Trust	5,631,801	3.1
Home Properties, Inc.	5,592,600	3.1
Arden Realty, Inc.	5,397,000	3.0
Nationwide Health Properties, Inc.	5,312,250	3.0
Equity Office Properties Trust	5,130,500	2.8
	$56,294,101	31.3%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund

For the six-month period ended June 30, 2005, Stratton Small-Cap Value Fund posted a +5.46% return compared to the Russell 2000 Index return of -1.25% and the Russell 2000 Value Index return of +0.90%.

Through the first six months of 2005, small-cap stocks found themselves in a very unfamiliar place: underperforming both large-cap stocks and the broad equity market. Following five years of relative out-performance, small-cap stocks trailed large-cap stocks and the broad market by slightly more than 1%, through June 30th.

The first quarter of 2005 was a rough one for equities in general and small-caps in particular as continued Fed rate hikes and soaring oil prices prompted investors to question the sustainability of the current economic expansion. Through the first quarter, the Russell 2000 Index and the Russell 2000 Value Index were down -5.34% and -3.98%, respectively. Fortunately, Stratton Small-Cap Value Fund was able to post superior performance relative to the indices in the turbulent quarter with a return of -0.89%.

Performance picked up in the second quarter as continued strength in corporate profits created much needed positive investor sentiment. During the quarter, Stratton Small-Cap Value Fund continued to outperform the benchmarks, posting a gain of +6.41% versus the Russell 2000 Index and Russell 2000 Value Index returns of +4.36% and 5.08%, respectively.

For the six months ended June 30th, performance in Stratton Small-Cap Value Fund was led by holdings in the Health Care, Producer Durables, Auto & Transportation, and Energy sectors. Merger & Acquisition activity continued to benefit the Fund as six of the Fund’s holdings were either taken over or were objects of attempted takeovers.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	June 30, 2005	March 31, 2005
Total Net Assets	$214,561,219	$156,232,385
Net Asset Value Per Share	$42.23	$39.97
Shares Outstanding	5,080,386	3,908,700

Portfolio Changes For the Quarter Ended June 30, 2005 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Affiliated Managers Group, Inc. (1.9%)	CSS Industries, Inc.
Alliance Imaging, Inc. (1.0%)	Georgia Gulf Corp.
Belden CDT Inc. (1.9%)	M/I Homes, Inc.
Isle of Capri Casinos, Inc. (1.9%)	USF Corp.
Komag, Inc. (1.8%)
WCI Communities, Inc. (1.8%)

Industry Categories June 30, 2005 (unaudited)

Energy	13.8%	Entertainment	5.2%	Consumer Durables	2.9%
Capital Goods	12.5%	Transportation	4.5%	Utilities	2.0%
Technology	10.3%	Retailing	4.0%	Aerospace	1.9%
Construction	9.1%	REITs	3.9%	Business Services	1.9%
Health Care	7.3%	Banking/Financial	3.5%	Distribution	0.7%
Insurance/Services	6.4%	Chemicals	2.9%	Basic Materials	0.3%

Ten Largest Holdings June 30, 2005 (unaudited)

	Market Value	Percent of TNA
Hovnanian Enterprises, Inc. Class A	$5,802,800	2.7%
PacifiCare Health Systems, Inc.	5,201,560	2.4
JLG Industries, Inc.	5,067,312	2.4
Yellow Roadway Corp.	4,749,140	2.2
Sunstone Hotel Investors, Inc	4,233,370	2.0
Energen Corp.	4,195,485	2.0
KCS Energy, Inc.	4,158,378	2.0
Belden CDT Inc.	4,157,320	1.9
Anixter International Inc.	4,151,889	1.9
MeriStar Hospitality Corp.	4,116,820	1.9
	$45,834,074	21.4%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

STRATTON GROWTH FUND

What is the Fund’s investment objective?

The primary objective of SGF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective. The Fund’s investments will normally consist of common stocks, including dividend-paying stocks, that are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted by the advisor on other important characteristics such as the earnings outlook, management strengths, and industry competitive position.

In certain situations, the advisor may buy stocks with strong cash flow that do not currently pay a dividend. In all cases, these companies have the potential for initiating a cash dividend or a large stock buyback to return excess cash flow to shareholders.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Average price earnings on the portfolio will normally be substantially less than that of the S&P 500 Index.

•	Approximately 45 companies are held.

•	By combining below average valuation with low price volatility (beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES

What is the Fund’s investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of real estate investment trusts (“REITs”).

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. There are several types of real estate properties that are owned by REITs, including apartment complexes, office buildings, hotels, health care facilities, shopping centers and shopping malls. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend-paying companies so important to the Fund’s portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 90% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

•	The portfolio is comprised of high dividend paying securities.

•	Approximately 40 companies are held.

•	SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP VALUE FUND

What is the Fund’s investment objective?

The primary objective of SSCV is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the Fund to buy, small- cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor attempts to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth. A three-step process is employed that focuses on a stock’s fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Fundamental valuation parameters such as price-to-earnings and price-to-cash flow should be at a significant discount to the average small-cap company. Stocks held by the Fund currently trade at approximately one-half the price-to-earnings ratio of the Russell 2000 Index.

•	Approximately 55 to 65 companies are held.

•	By combining discounted valuations with lower than average betas (low price volatility), SSCV seeks to produce strong relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks that tend to have higher degree of market risk than large-cap stocks due to lack of liquidity, earnings risk, and price volatility.

SCHEDULE OF INVESTMENTS June 30, 2005 (unaudited)

Stratton Growth Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 92.1%
Banking/Financial – 6.3%
Bear Stearns Companies Inc.	10,000	$1,039,400
Commerce Bancorp, Inc. (NJ)	90,000	2,727,900
Countrywide Financial Corp.	30,000	1,158,300
Lehman Brothers Holdings Inc.	35,000	3,474,800

		8,400,400

Business Services – 2.6%
NCR Corp.†	100,000	3,512,000

Capital Goods – 15.9%
Briggs & Stratton Corp.	80,000	2,769,600
Caterpillar Inc.	35,000	3,335,850
Deere & Co.	50,000	3,274,500
Ingersoll-Rand Co. Class A	40,000	2,854,000
Rockwell Automation, Inc.	65,000	3,166,150
Textron Inc.	40,000	3,034,000
Tyco International Ltd.	100,000	2,920,000

		21,354,100

Chemicals – 2.6%
Georgia Gulf Corp.	70,000	2,173,500
PolyOne Corp.†	200,000	1,324,000

		3,497,500

Construction – 11.8%
Beazer Homes USA, Inc.	50,000	2,857,500
Centex Corp.	50,000	3,533,500
D. R. Horton, Inc.	90,000	3,384,900
Lennar Corp. Class A	45,000	2,855,250
Pulte Homes, Inc.	38,000	3,201,500

		15,832,650

Consumer Durables – 2.7%
The Black & Decker Corp.	40,000	3,594,000

Consumer Non-Durables – 2.8%
V. F. Corp.	65,000	3,719,300

Consumer Services – 3.8%
American Express Co.	21,000	1,117,830
Cendant Corp.	70,000	1,565,900
The Charles Schwab Corp.	220,000	2,481,600

		5,165,330

Energy – 19.2%
Anadarko Petroleum Corp.	40,000	3,286,000
Chesapeake Energy Corp.	140,000	3,192,000

	Number of Shares	Market Value (Note 1)
Energy – Continued
EOG Resources, Inc.	70,000	$3,976,000
Occidental Petroleum Corp.	50,000	3,846,500
Penn Virginia Corp.	80,000	3,573,600
Valero Energy Corp.	60,000	4,746,600
XTO Energy, Inc.	93,333	3,172,389

		25,793,089

Industrial – 2.3%
Parker Hannifin Corp.	50,000	3,100,500

Insurance/Services – 11.6%
The Allstate Corp.	70,000	4,182,500
Lincoln National Corp.	20,000	938,400
PacifiCare Health Systems, Inc.†	60,000	4,287,000
The St. Paul Travelers Companies, Inc.	70,000	2,767,100
WellPoint Inc.†	50,000	3,482,000

		15,657,000

Technology – 5.6%
AMETEK, Inc.	80,000	3,348,000
C&D Technologies, Inc.	125,000	1,148,750
Computer Sciences Corp.†	70,000	3,059,000

		7,555,750

Transportation – 2.4%
Burlington Northern Santa Fe Corp.	10,000	470,800
Yellow Roadway Corp.†	55,000	2,794,000

		3,264,800

Utilities – 2.5%
TXU Corp.	40,000	3,323,600

Total Common Stocks (Cost $87,829,020)		123,770,019

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2005 (unaudited) (continued)

Stratton Growth Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 7.9%
PNC Bank Money Market Account 2.67%, due 07/01/05	$10,594,562	$10,594,562

Total Short-Term Investments (Cost $10,594,562)		10,594,562

Total Investments – 100.0% (Cost $98,423,582*)		134,364,581
Liabilities in Excess of Other Assets – 0.0%		(24,517)

NET ASSETS – 100.00%		$134,340,064

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $98,423,582 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$38,244,536
Gross unrealized depreciation	(2,303,537)

Net unrealized appreciation	$35,940,999

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2005 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.4%
Apartments – 17.9%
Amli Residential Properties Trust	140,000	$4,376,400
Apartment Investment & Management Co.	105,000	4,296,600
Archstone-Smith Trust	95,000	3,668,900
Camden Property Trust	70,000	3,762,500
Home Properties, Inc.	130,000	5,592,600
Mid-America Apartment Communities, Inc.	130,000	5,904,600
United Dominion Realty Trust, Inc.	190,000	4,569,500

		32,171,100

Diversified – 8.9%
Colonial Properties Trust	35,000	1,540,000
Crescent Real Estate Equities Co.	100,000	1,875,000
iStar Financial Inc.	75,000	3,119,250
Lexington Corporate Properties Trust	210,000	5,105,100
Trustreet Properties, Inc.	260,000	4,318,600

		15,957,950

Health Care – 17.5%
Health Care Property Investors, Inc.	170,800	4,618,432
Health Care REIT, Inc.	120,000	4,522,800
Healthcare Realty Trust, Inc.	110,000	4,247,100
National Health Investors, Inc.	140,000	3,929,800
Nationwide Health Properties, Inc.	225,000	5,312,250
Universal Health Realty Income Trust	100,000	3,811,000
Ventas, Inc.	165,000	4,983,000

		31,424,382

Industrial – 5.2%
EastGroup Properties, Inc.	120,000	5,053,200
First Industrial Realty Trust, Inc.	109,000	4,349,100

		9,402,300

Lodging – 5.7%
Hospitality Properties Trust	95,000	4,186,650
Sunstone Hotel Investors, Inc.	90,000	2,183,400
Winston Hotels, Inc.	350,000	3,941,000

		10,311,050

Net Lease – 2.7%
Commercial Net Lease Realty	235,000	4,810,450

Office – 23.8%
Arden Realty, Inc.	150,000	5,397,000
Brandywine Realty Trust	137,500	4,214,375

	Number of Shares	Market Value (Note 1)
Office – Continued
CarrAmerica Realty Corp.	125,000	$4,522,500
Equity Office Properties Trust	155,000	5,130,500
Glenborough Realty Trust Inc.	239,800	4,937,482
Highwoods Properties, Inc.	135,000	4,017,600
Liberty Property Trust	127,100	5,631,801
Prentiss Properties Trust	110,000	4,008,400
Reckson Associates Realty Corp.	145,000	4,864,750

		42,724,408

Regional Malls – 6.5%
Glimcher Realty Trust	215,000	5,966,250
Pennsylvania Real Estate Investment Trust	120,000	5,700,000

		11,666,250

Shopping Centers – 7.2%
Heritage Property Investment Trust	170,000	5,953,400
New Plan Excel Realty Trust	210,000	5,705,700
Urstadt Biddle Properties Class A	80,000	1,385,600

		13,044,700

Total Common Stocks (Cost $129,034,674)		171,512,590

	Principal Amount
SHORT-TERM INVESTMENTS – 4.3%
PNC Bank Money Market Account 2.67%, due 07/01/05	$7,659,975	7,659,975

Total Short-Term Investments (Cost $7,659,975)		7,659,975

Total Investments – 99.7% (Cost $136,694,649*)		179,172,565
Other Assets Less Liabilities – 0.3%		537,898

NET ASSETS – 100.00%		$179,710,463

*	Aggregate cost for federal income tax purposes is $136,694,649 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$42,477,916

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2005 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 93.1%
Aerospace – 1.9%
Moog Inc. Class A†	129,925	$4,091,338

Banking/Financial – 3.5%
Commerce Bancorp, Inc. (NJ)	50,000	1,515,500
Eaton Vance Corp.	80,000	1,912,800
QC Holdings Inc.†	50,000	722,000
Webster Financial Corp.	33,000	1,540,770
WSFS Financial Corp.	35,000	1,914,850

		7,605,920

Basic Materials – 0.3%
Rock-Tenn Co. Class A	55,000	695,750

Business Services – 1.9%
Affiliated Managers Group, Inc.†	59,300	4,051,969

Capital Goods – 12.5%
Cascade Corp.	75,700	3,274,025
Crane Co.	119,800	3,150,740
DRS Technologies, Inc.	71,900	3,687,032
Engineered Support Systems, Inc.	107,650	3,857,100
JLG Industries, Inc.	184,400	5,067,312
Terex Corp.†	92,900	3,660,260
United Rentals, Inc.†	201,800	4,078,378

		26,774,847

Chemicals – 2.9%
Hercules Inc.†	205,200	2,903,580
PolyOne Corp.†	495,700	3,281,534

		6,185,114

Construction – 9.1%
Beazer Homes USA, Inc.	63,300	3,617,595
D.R. Horton, Inc.	75,000	2,820,750
Hovnanian Enterprises, Inc. Class A†	89,000	5,802,800
M.D.C. Holdings, Inc.	42,673	3,509,854
WCI Communities, Inc.†	118,400	3,792,352

		19,543,351

Consumer Durables – 2.9%
Harman International Industries, Inc.	17,500	1,423,800
Jacuzzi Brands, Inc.†	364,800	3,914,304
Polaris Industries, Inc.	15,000	810,000

		6,148,104

Distribution – 0.7%
IKON Office Solutions, Inc.	164,200	1,561,542

	Number of Shares	Market Value (Note 1)
Energy – 13.8%
Cabot Oil & Gas Corp.	109,550	$3,801,385
Houston Exploration Co.†	60,700	3,220,135
KCS Energy, Inc.†	239,400	4,158,378
Newfield Exploration Co.†	86,000	3,430,540
Penn Virginia Corp.	89,100	3,980,097
Pogo Producing Co.	59,600	3,094,432
TETRA Technologies, Inc.†	126,600	4,032,210
Universal Compression Holdings, Inc.†	106,000	3,841,440

		29,558,617

Entertainment – 5.2%
Dave & Buster’s, Inc.†	120,000	2,212,800
Isle of Capri Casinos, Inc.†	155,100	4,063,620
Landry’s Restaurants, Inc.	92,400	2,780,316
Multimedia Games, Inc.†	185,000	2,036,850

		11,093,586

Health Care – 7.3%
Alliance Imaging, Inc.†	214,000	2,238,440
Beverly Enterprises, Inc.†	193,800	2,469,012
CONMED Corp.†	132,600	4,080,102
Henry Schein, Inc.†	88,500	3,674,520
Respironics, Inc.†	86,000	3,105,460

		15,567,534

Insurance/Services – 6.4%
Donegal Group Inc. Class B	39,510	698,339
PacifiCare Health Systems, Inc.†	72,800	5,201,560
Scottish Re Group Ltd.	165,200	4,004,448
Selective Insurance Group, Inc.	78,100	3,869,855

		13,774,202

REITs – 3.9%
MeriStar Hospitality Corp.†	478,700	4,116,820
Sunstone Hotel Investors, Inc.	174,500	4,233,370

		8,350,190

Retailing – 4.0%
Circuit City Stores, Inc.	190,400	3,292,016
Electronics Boutique Holdings Corp.†	19,000	1,206,310
GameStop Corp.†	125,400	4,101,834

		8,600,160

Technology – 10.3%
Anixter International Inc.†	111,700	4,151,889
Bel Fuse, Inc. Class B	40,000	1,222,400

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2005 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Technology – Continued
Belden CDT Inc.	196,100	$4,157,320
Komag, Inc.†	135,000	3,829,950
MICROS Systems, Inc.†	74,100	3,315,975
OSI Systems, Inc.†	65,000	1,026,350
Premiere Global Services, Inc.†	345,000	3,895,050
Technitrol, Inc.	42,000	593,460

		22,192,394

Transportation – 4.5%
Maritrans Inc.	40,500	1,095,525
Overnite Corp.	91,000	3,911,180
Yellow Roadway Corp.†	93,487	4,749,140

		9,755,845

Utilities – 2.0%
Energen Corp.	119,700	4,195,485

Total Common Stocks (Cost $146,948,067)		199,745,948

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 7.6%
PNC Bank Money Market Account 2.67%, due 07/01/05	$16,285,686	$16,285,686

Total Short-Term Investments (Cost $16,285,686)		16,285,686

Total Investments – 100.7% (Cost $163,233,753*)		216,031,634
Liabilities in Excess of Other Assets – (0.7%)		(1,470,415)

NET ASSETS – 100.00%		$214,561,219

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $163,233,753 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$55,124,207
Gross unrealized depreciation	(2,326,326)

Net unrealized appreciation	$52,797,881

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2005 (unaudited)

	SGF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $98,423,582, $136,694,649, and $163,233,753, respectively) (Note 1)	$134,364,581	$179,172,565	$216,031,634
Dividends and interest receivable	150,348	977,627	103,611
Receivable for shares sold	138,339	75,347	2,361,930
Prepaid expenses	64,215	—	126,995

Total Assets	134,717,483	180,225,539	218,624,170

LIABILITIES:
Accrued advisory fee	—	—	161,481
Payable to affiliate	25,854	36,415	36,207
Accrued expenses and other liabilities	—	46,476	—
Payable for shares redeemed	351,565	432,185	95,142
Payable for investment securities purchased	—	—	3,770,121

Total Liabilities	377,419	515,076	4,062,951

NET ASSETS:
Applicable to 3,231,556, 4,883,125 and 5,080,386 shares outstanding, respectively¹	$134,340,064	$179,710,463	$214,561,219

Net asset value, offering and redemption price per share	$41.57	$36.80	$42.23

SOURCE OF NET ASSETS:
Paid-in capital	$96,249,168	$129,698,002	$158,887,965
Undistributed net investment income (loss)	(34,155)	(449,673)	(405,012)
Accumulated net realized gain on investments	2,184,052	7,984,218	3,280,385
Net unrealized appreciation of investments	35,940,999	42,477,916	52,797,881

Net Assets	$134,340,064	$179,710,463	$214,561,219

¹	SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2005 (unaudited)

	SGF	SMDS	SSCV
INCOME:
Dividends	$681,023	$5,346,961	$375,063
Interest	67,435	68,507	128,132

Total Income	748,458	5,415,468	503,195

EXPENSES:
Accounting/Pricing services fees	26,969	46,018	23,912
Administration services fees	29,885	48,694	26,864
Advisory fees (Note 2)	463,297	570,202	763,300
Audit fees	—	15,500	1,389
Custodian fees	11,412	14,894	13,365
Directors’ fees	3,802	15,069	2,767
Legal fees	2,818	4,250	2,154
Miscellaneous fees	—	7,024	—
Printing and postage fees	3,558	56,202	9,720
Registration fees	3,087	21,396	2,938
Taxes other than income taxes	5,025	6,975	6,425
Transfer agent fees	55,519	102,806	55,373

Total Expenses	605,372	909,030	908,207

Net Investment Income (Loss)	143,086	4,506,438	(405,012)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,220,854	8,359,897	3,278,662
Net increase (decrease) in unrealized appreciation on investments	2,182,602	(6,944,322)	7,781,714

Net gain on investments	4,403,456	1,415,575	11,060,376

Net increase in net assets resulting from operations	$4,546,542	$5,922,013	$10,655,364

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SGF		SMDS
	6 Months Ended 6/30/05*	Year Ended 12/31/04	6 Months Ended 6/30/05*	Year Ended 12/31/04
OPERATIONS:
Net investment income	$143,086	$88,796	$4,506,438	$5,958,158
Net realized gain on investments	2,220,854	6,970,478	8,359,897	18,954,359
Net increase (decrease) in unrealized appreciation of investments	2,182,602	10,623,612	(6,944,322)	13,578,489

Net increase in net assets resulting from operations	4,546,542	17,682,886	5,922,013	38,491,006

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.06 and $0.04 per share, respectively, for SGF, $0.93 and $0.98 per share, respectively, for SMDS)	(177,241)	(88,796)	(4,956,111)	(5,958,158)
From realized gains on investments ($0.98 and $1.99 per share, respectively, for SGF, $0.72 and $2.02 per share, respectively, for SMDS)	(3,098,453)	(4,808,563)	(3,456,468)	(11,786,343)

Total Distributions	(3,275,694)	(4,897,359)	(8,412,579)	(17,744,501)

CAPITAL SHARE TRANSACTIONS:[1]	22,818,659	40,716,476	(29,275,815)	(14,102,906)

Total increase (decrease) in net assets	24,089,507	53,502,003	(31,766,381)	6,643,599
NET ASSETS:
Beginning of period	110,250,557	56,748,554	211,476,844	204,833,245

End of period (including undistributed net investment income (loss) of ($34,155) and $0, respectively, for SGF, and ($449,673) and $0, respectively, for SMDS)	$134,340,064	$110,250,557	$179,710,463	$211,476,844

	SSCV
	6 Months Ended 6/30/05*	Year Ended 12/31/04
OPERATIONS:
Net investment income (loss)	$(405,012)	$(423,183)
Net realized gain on investments	3,278,662	3,451,351
Net increase in unrealized appreciation of investments	7,781,714	16,891,992

Net increase in net assets resulting from operations	10,655,364	19,920,160

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments ($0.30 and $1.23 per share, respectively, for SSCV)	(1,513,113)	(2,877,461)
CAPITAL SHARE TRANSACTIONS:[1]	88,946,541	37,145,916

CAPITAL CONTRIBUTIONS (Note 2)	—	99,512

Total increase in net assets	98,088,792	54,288,127
NET ASSETS:
Beginning of period	116,472,427	62,184,300

End of period (including undistributed net investment income (loss) of ($405,012) and $0, respectively, for SSCV)	$214,561,219	$116,472,427

*	Unaudited

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SGF
	6 Months Ended 6/30/05*		Year Ended 12/31/04
	Shares	Value	Shares	Value
Shares issued	963,464	$40,402,163	1,395,314	$52,190,476
Shares reinvested from net investment income and capital gains distributions	71,599	2,990,696	113,148	4,387,178

	1,035,063	43,392,859	1,508,462	56,577,654
Shares redeemed net of redemption fees of $47,162 and $77,937, respectively	(512,701)	(20,574,200)	(435,259)	(15,861,178)

Net increase	522,362	$22,818,659	1,073,203	$40,716,476

	SMDS
	6 Months Ended 6/30/05*		Year Ended 12/31/04
	Shares	Value	Shares	Value
Shares issued	277,377	$9,724,813	1,231,951	$41,646,956
Shares reinvested from net investment income and capital gains distributions	176,972	6,298,169	382,661	13,371,190

	454,349	16,022,982	1,614,612	55,018,146
Shares redeemed net of redemption fees of $14,062 and $82,308, respectively	(1,307,852)	(45,298,797)	(2,111,159)	(69,121,052)

Net decrease	(853,503)	$(29,275,815)	(496,547)	$(14,102,906)

	SSCV
	6 Months Ended 6/30/05*		Year Ended 12/31/04
	Shares	Value	Shares	Value
Shares issued	2,366,990	$95,796,549	1,023,607	$37,754,896
Shares reinvested from capital gains distributions	30,333	1,282,464	60,800	2,278,641

	2,397,323	97,079,013	1,084,407	40,033,537
Shares redeemed net of redemption fees of $37,804 and $10,011, respectively	(205,229)	(8,132,472)	(82,782)	(2,887,621)

Net increase	2,192,094	$88,946,541	1,001,625	$37,145,916

*	Unaudited

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Growth Fund, Inc. (“SGF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc. (the “Company”), which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to seek capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

B.  Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C.  Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

D.  Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2005 (unaudited)

statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E.  Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

F.  Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.  REITs – SMDS has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.  Redemption Fee – The Funds impose a redemption fee of 1.50% on shares that are redeemed within one hundred and twenty days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds were as follows:

	6 Months Ended 6/30/05 (Unaudited)	Year Ended 12/31/04
Stratton Growth Fund	$47,162	$77,937
Stratton Monthly Dividend REIT Shares	14,062	82,308
Stratton Small-Cap Value Fund	37,804	10,011

See Note 4. for tax character of distributions paid.

Note 2. – During the six months ended June 30, 2005, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SGF—$463,297; SMDS—$570,202; SSCV—$763,300. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV pays a monthly fee at an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment is calculated at the end of each month based upon the Fund’s performance during the last rolling 24-month period (the “performance period”). The Fund’s performance, which is based on changes in its net asset value per share, is then compared with the performance of the Russell 2000 over the performance period. The Russell 2000 is a widely recognized unmanaged common stock index of small to medium size companies. When the Fund performs better than the Russell 2000 over the performance period, it pays Stratton Management additional fees. If the Fund lags the Russell 2000 over the performance period,

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2005 (unaudited)

Stratton Management is paid less. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The end result is that if Stratton Management manages the Fund in such a way as to outperform the benchmark index over the performance period, it is paid more for its efforts. Most important, however, is the fact that if Stratton Management does not perform as well as the benchmark index over the performance period, it is paid less, and in this way, penalized for poor performance. The maximum annualized performance adjustment rate is +/-0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. The performance fee adjustment for the six months ended June 30, 2005 caused the advisory fee to increase by $189,835. During the year ended December 31, 2004, the Advisor reimbursed the Fund $148,300 for excess performance fees paid by the Fund in prior years. The Advisor also reimbursed the net loss of the Fund due to overpayment of fees in the amount of $99,512.

Certain officers and Directors of the Funds are also officers and Directors of the Advisor. None of the Funds’ officers receive compensation from the Funds.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws. PFPC Inc. serves as the Funds’ administrator, accounting and transfer agent. A Director of the transfer agent is also a Director of the Funds.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2005 were as follows:

	SGF	SMDS	SSCV
Cost of purchases	$32,907,737	$2,887,005	$89,254,774
Proceeds of sales	19,596,609	34,470,951	10,301,531

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2004 was as follows:

	SGF	SMDS	SSCV
	2004	2004	2004
Distributions paid from:
Ordinary income	$88,796	$5,958,158	$—
Long-term capital gain	4,808,563	11,786,343	2,877,461

	$4,897,359	$17,744,501	$2,877,461

The tax character of distributions paid during the year ending December 31, 2005, will be reported in the Funds’ December 31, 2005 Annual Report.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2005 (unaudited)

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

	SGF	SMDS	SSCV
Accumulated long-term gain	$3,098,975	$3,457,648	$1,514,836
Unrealized appreciation	33,721,073	49,045,379	45,016,167

Total Accumulated Earnings	$36,820,048	$52,503,027	$46,531,003

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax recognition of gains on certain securities and the deferral of wash losses.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2004, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:

	SGF	SMDS	SSCV
Increase/Decrease Paid-In Capital	$—	$(387,495)	$(423,183)
Increase/Decrease Undistributed Net Investment Income	—	—	423,183
Increase/Decrease Accumulated Net Realized Gain/(Loss).	—	387,495	—

Note 6. – Indemnification

Under the Funds’ organizational documents, its officers and Directors are indemnified agents against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

FINANCIAL HIGHLIGHTS

Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/05*	Years Ended December 31,
		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$40.69	$34.69	$25.46	$32.81	$32.61	$29.23

Income From Investment Operations
Net investment income	0.05	0.04	0.09	0.15	0.26	0.32
Redemption fees	0.01	0.03	—	—	—	—
Net gains (losses) on securities (both realized and unrealized)	1.86	7.96	10.55	(7.12)	2.95	5.83

Total from investment operations	1.92	8.03	10.64	(6.97)	3.21	6.15

Less Distributions
Dividends (from net investment income)	(0.06)	(0.04)	(0.09)	(0.15)	(0.26)	(0.33)
Distributions (from capital gains)	(0.98)	(1.99)	(1.32)	(0.23)	(2.75)	(2.44)

Total distributions	(1.04)	(2.03)	(1.41)	(0.38)	(3.01)	(2.77)

Net Asset Value, End of Period	$41.57	$40.69	$34.69	$25.46	$32.81	$32.61

Total Return	4.70%[2]	23.53%	42.19%	(21.38%)	10.18%	22.05%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$134,340	$110,251	$56,749	$37,603	$49,204	$47,251
Ratio of expenses to average net assets	0.98%[1]	1.15%	1.28%	1.28%	1.21%	1.24%
Ratio of net investment income to average net assets	0.23%[1]	0.12%	0.32%	0.49%	0.80%	1.13%
Portfolio turnover rate	16.63%[2]	44.44%	38.22%	41.31%	14.27%	49.10%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/05*	Years Ended December 31,
		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$36.86	$32.86	$26.56	$26.74	$23.43	$21.28

Income From Investment Operations
Net investment income	0.84	0.98	1.26	1.09	1.39	1.45
Redemption fees	—	0.01	0.01	0.05	—	—
Net gains on securities (both realized and unrealized)	0.75	6.01	6.95	0.60	3.84	2.62

Total from investment operations	1.59	7.00	8.22	1.74	5.23	4.07

Less Distributions
Dividends (from net investment income)	(0.93)	(0.98)	(1.26)	(1.09)	(1.39)	(1.45)
Distributions (from capital gains)	(0.72)	(2.02)	—	—	—	—
Distributions (in excess of net investment income)	—	—	—	—	(0.53)	(0.20)
Return of capital	—	—	(0.66)	(0.83)	—	(0.27)

Total distributions	(1.65)	(3.00)	(1.92)	(1.92)	(1.92)	(1.92)

Net Asset Value, End of Period	$36.80	$36.86	$32.86	$26.56	$26.74	$23.43

Total Return	4.54%[2]	22.17%	32.38%	6.46%	22.98%	20.10%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$179,710	$211,477	$204,833	$133,838	$89,709	$60,229
Ratio of expenses to average net assets	1.00%[1]	0.96%	1.00%	1.03%	1.09%	1.20%
Ratio of net investment income to average net assets	4.94%[1]	2.90%	3.50%	3.92%	5.35%	6.50%
Portfolio turnover rate	1.62%[2]	44.28%	25.43%	24.33%	71.16%	25.54%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/05*	Years Ended December 31,
		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$40.33	$32.96	$22.88	$25.30	$23.32	$19.44

Income From Investment Operations
Net investment income (loss)	(0.08)	(0.15)	(0.23)	(0.17)	—	0.24
Net gains (losses) on securities (both realized and unrealized)	2.28	8.75	11.55	(2.24)	2.50	4.35

Total from investment operations	2.20	8.60	11.32	(2.41)	2.50	4.59

Less Distributions
Dividends (from net investment income)	—	—	—	—	—	(0.25)
Distributions (from capital gains)	(0.30)	(1.23)	(1.24)	(0.01)	(0.52)	(0.44)
Return of capital	—	—	—	—	—	(0.02)

Total distributions	(0.30)	(1.23)	(1.24)	(0.01)	(0.52)	(0.71)

Net Asset Value, End of Period	$42.23	$40.33	$32.96	$22.88	$25.30	$23.32

Total Return	5.46%[2]	26.43%	49.63%	(9.51%)	10.89%	23.91%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$214,561	$116,472	$62,184	$44,832	$44,330	$39,600
Ratio of expenses to average net assets	1.20%[1]	1.47%	1.67%	1.68%	1.74%	0.98%
Ratio of net investment income (loss) to average net assets	(0.53%)[1]	(0.57%)	(0.88%)	(0.69%)	(0.44%)	1.15%
Portfolio turnover rate	7.19%[2]	16.54%	25.94%	17.66%	38.16%	53.21%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

ADDITIONAL INFORMATION

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees if you redeem within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005 through June 30, 2005.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Months Ending 6/30/05” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Stratton Growth Fund

	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expenses Paid During Six Month Period Ending 06/30/05*
Actual	$1,000.00	$1,046.90	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION (continued)

(unaudited)

Stratton Monthly Dividend REIT Shares

	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expenses Paid During Six Month Period Ending 6/30/05*
Actual	$1,000.00	$1,045.40	$5.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Stratton Small-Cap Value Fund

	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expenses Paid During Six Month Period Ending 6/30/05*
Actual	$1,000.00	$1,054.60	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.86	$5.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BOARD CONSIDERATION AND RE-APPROVAL OF ADVISORY AGREEMENTS

(unaudited)

The Directors of the Stratton Funds unanimously approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between each Fund and the Advisor at a meeting held on June 14, 2005.

In preparation for the meeting, the Directors had requested and evaluated various materials from the Advisor and PFPC, Inc., the administrator for the Stratton Funds (the “Administrator”), including performance and expense information of other investment companies with similar objectives, derived from data compiled by an independent third-party provider (the “Provider”). Prior to voting, the Directors reviewed the proposed continuance of the Advisory Agreements with management and received a memorandum from counsel discussing the legal standards for their consideration of the proposed continuances. The Independent Directors of the Funds also discussed the proposed continuances in a private session at which no representatives of the Advisor were present. In reaching their determinations relating to continuance of the Advisory Agreements with respect to each of the Funds, the Directors considered all factors they believed relevant relating to both the Directors’ selection of the Advisor and the approval of the fee and any other amounts paid under the Advisory Agreements, including the following:

1.	the nature, extent and quality of services rendered by the Advisor;
2.	the investment performance of the Funds and the Advisor;
3.	the costs of services to be provided by the Advisor and its affiliates from the relationship with the Funds; and
4.	comparisons of the expense ratios and advisory fees for the Funds relative to other comparable funds.

Nature, extent and quality of services

The Advisor manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with the Funds’ investment objectives and policies. Although the Funds retain the Administrator to provide accounting and administrative services, the Advisor also provides the Funds with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Funds) and with certain executive personnel necessary for its operations. The Advisor pays all of the compensation of the Director and the Officers of the Funds who are employees of the Advisor.

The Directors considered the scope and quality of services provided by the Advisor under the Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Directors noted that, for example, the Advisor is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Funds’ Chief Compliance Officer, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements.

The Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Funds. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the Funds’ other service providers, also was considered.

The Directors also considered the nature and quality of the services provided by the Advisor to the Funds in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past.

BOARD CONSIDERATION AND RE-APPROVAL OF ADVISORY AGREEMENTS

(unaudited) (continued)

The Directors also considered the Advisor’s response to recent regulatory compliance issues affecting it and the Funds. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Advisory Agreements.

Investment performance

At the meeting, the Directors reviewed information showing the performance of the Funds. This data compared the Funds’ performance to the performance of certain funds in their peer groups, as categorized by the Provider, over annualized one-, three- and five-year periods ended at March 31, 2005. The comparative information showed that the performance of the Funds compared favorably to such other funds. Based upon their review, the Directors concluded that the Funds’ investment performance over time had been satisfactory.

In addition to the information received by the Directors for the meeting, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

Costs of services provided

The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital.

The Directors considered certain benefits the Advisor realizes due to its relationship with the Funds. In particular, the Advisor has certain soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Funds. The Directors acknowledge that the Funds’ shareholders may also benefit from these soft dollar arrangements because the Advisor is able to receive this research.

The Directors also considered other benefits relating to the relationship between the Advisor and the Funds. It was noted that several of the large institutional and individual accounts in the Fund family are also clients of the Advisor and utilize the management company’s other products and services. It was also noted that some of these accounts are owned or controlled by employees of the management company and, in fact, the Advisor’s retirement plan is among these accounts.

Expense ratio and advisory fee comparisons

The Directors considered the total expense ratio of the Funds in comparison to the fees and expenses of funds within the Funds’ peer groups and viewed such comparisons to be favorable to the Funds. The Directors also considered possible economies of scale that may be realized by the Advisor as assets under management increase in considering the reasonableness of the advisory fees.

The Funds’ peer groups consisted of the following relevant categories: Growth & Income no-load funds with assets from $70 million to $220 million in assets for Stratton Growth Fund; Real Estate no-load funds with assets from $1 million to $780 million for Stratton Monthly Dividend REIT Shares; and Small-Company no-load funds with assets from $50 million to $250 million for Stratton Small-Cap Value Fund. The information showed that the effective advisory fee rates of .75%, .625%, and 1.10% (based on net assets at December 31, 2004) for

BOARD CONSIDERATION AND RE-APPROVAL OF ADVISORY AGREEMENTS

(unaudited) (continued)

Stratton Growth Fund, Stratton Monthly Dividend REIT Shares and Stratton Small-Cap Value Fund, respectively, were well within the range of advisory fees paid by the portfolios in the group.

* * * * *

Based on a consideration of all these factors in their totality, the Directors, including all of the Independent Directors, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Directors deemed relevant. The Directors based their decision on evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

SHAREHOLDER INFORMATION (unaudited)

Special Meeting of Shareholders

A Special Meeting of Shareholders of SGF, SMDS and SSCV was held April 26, 2005, for purposes of considering and acting upon the matter set forth in the Proxy Statement and summarized below. A quorum was represented at the Meeting and the voting results are also set forth below.

Stratton Growth Fund, Inc.

Election of Nine Directors:
	For	Withhold Authority
James W. Stratton	1,222,945	6,092
Lynne M. Cannon	1,222,945	6,092
George W. Graner	1,222,945	6,451
John J. Lombard, Jr.	1,222,945	6,451
Douglas J. MacMaster, Jr.	1,222,945	6,451
Richard W. Stevens	1,222,945	6,451
Frank Thomas	1,222,945	23,595
H. Drake Williams	1,222,945	23,595
Joel H. Wilson	1,222,945	23,595

Stratton Monthly Dividend REIT Shares, Inc.

Election of Nine Directors:
	For	Withhold Authority
James W. Stratton	2,153,482	90,145
Lynne M. Cannon	2,153,482	108,310
George W. Graner	2,153,482	41,403
John J. Lombard, Jr.	2,153,482	36,548
Douglas J. MacMaster, Jr.	2,153,482	44,187
Richard W. Stevens	2,153,482	36,365
Frank Thomas	2,153,482	88,348
H. Drake Williams	2,153,482	85,620
Joel H. Wilson	2,153,482	78,245

Stratton Small-Cap Value Fund

Election of Nine Directors:
	For	Withhold Authority
James W. Stratton	1,302,317	95,335
Lynne M. Cannon	1,302,317	95,335
George W. Graner	1,302,317	37,509
John J. Lombard, Jr.	1,302,317	42,747
Douglas J. MacMaster, Jr.	1,302,317	41,503
Richard W. Stevens	1,302,317	42,747
Frank Thomas	1,302,317	74,383
H. Drake Williams	1,302,317	76,566
Joel H. Wilson	1,302,317	72,522

SHAREHOLDER INFORMATION (continued)

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

The Wall Street Journal Changes Listing Requirement

On July 5, 2005, The Wall Street Journal raised the minimum net asset level it requires a fund to maintain in order to appear in the paper’s mutual fund pricing pages. The new minimum is $200 million, meaning one or more of the Funds may not be listed in the Journal until assets reach that mark. Other papers that list Stratton Mutual Funds’ net asset values (NAVs) will likely continue to do so, as each publication sets its own criteria. The Funds’ daily NAVs can also be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SGF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan (the “Plan”). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in the Plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan (the “Plan”). Participation in the Plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http//www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	760 Moore Road
Providence, RI 02940	King of Prussia, PA 19406-1212

SHAREHOLDER INFORMATION (continued)

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, August 2005. This report is to be preceded or accompanied by a Prospectus.

DIRECTORS

Lynne M. Cannon
George W. Graner
John J. Lombard, Jr.
Douglas J. MacMaster, Jr.
Richard W. Stevens
James W. Stratton
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Growth Fund

James A. Beers
President
Stratton Monthly Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary & Assistant Treasurer

Michelle A. Whalen
Assistant Secretary & Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

CUSTODIAN BANK

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

DIRECTORS

Lynne M. Cannon Douglas J. MacMaster, Jr. Frank Thomas

George W. Graner Richard W. Stevens H. Drake Williams, Jr.

John J. Lombard, Jr. James W. Stratton Joel H. Wilson

OFFICERS

James W. Stratton James A. Beers Patricia L. Sloan

Chairman President Secretary & Treasurer

Stratton Mutual Funds Stratton Monthly

Brigid E. Hummel

Dividend REIT Shares

John A. Affleck, CFA Assistant Secretary &

President Gerald M. Van Horn, CFA Assistant Treasurer

Stratton Growth Fund President

Michelle A. Whalen

Stratton Small-Cap Value Fund

Assistant Secretary &

Joanne E. Kuzma Assistant Treasurer

Vice President

INVESTMENT ADVISOR

Stratton Management Company Plymouth Meeting Executive Campus 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc. 760 Moore Road

King of Prussia, PA 19406-1212 1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company

The Eastwick Center, 8800 Tinicum Boulevard Philadelphia, PA 19153

Visit the Stratton Mutual Funds web site at http://www.strattonfunds.com

STRATTON

MUTUAL FUNDS

Stability•Strategy•Success

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Stratton Monthly Dividend REIT Shares, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date August 19, 2005

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date August 19, 2005

*	Print the name and title of each signing officer under his or her signature.